UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 26, 2006
CROSSTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS		75201

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Amended and Restated Certificate of Incorporation
Amended and Restated Long-Term Incentive Plan
Press Release

Item 1.01 Entry Into a Material Definitive Agreement.
     At a special meeting of the stockholders (the “Special Meeting”) of Crosstex Energy, Inc. (the “Registrant”) held on October 26, 2006, the Registrant’s stockholders approved the Crosstex Energy, Inc. Amended and Restated Long-Term Incentive Plan (the “Amended and Restated Plan”), effective as of September 6, 2006. On September 6, 2006, subject to stockholder approval, the Registrant’s Board of Directors increased the number of shares of common stock, par value $0.01 per share (“Common Stock”), authorized for issuance under the Plan by 330,000 shares of Common Stock, to an aggregate of 1,530,000 shares of Common Stock. The Registrant’s Board of Directors also approved, subject to stockholder approval, the Amended and Restated Plan, which was amended and restated to modify certain provisions and delete other provisions so as to comply with Section 409A of the Internal Revenue Code.
     The description of the Plan above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On September 6, 2006, the Registrant’s Board of Directors approved an amendment to Crosstex Energy, Inc.’s Restated Certificate of Incorporation to (i) increase the number of authorized shares of capital stock from 20,000,000 shares, consisting of 19,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 150,000,000 shares, consisting of 140,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock and (ii) modify the liquidation provision applicable to the Common Stock to clarify that the holders of Common Stock will be entitled to receive the remaining assets of the Registrant following any liquidation, dissolution or winding-up of the Registrant, but not following a distribution or sale of assets that does not constitute a liquidation, dissolution or winding-up of the Registrant. The Registrant’s stockholders approved the increase in the authorized capital stock of the Registrant and the clarification of the liquidation provision applicable to the Registrant’s Common Stock at the Special Meeting held on October 26, 2006.
     The amendment became effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 30, 2006. A copy of the Registrant’s Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On October 26, 2006, the Registrant issued a press release (the “Press Release”) announcing that the Registrant’s stockholders approved the amendment to the Registrant’s Restated Certificate of Incorporation and the Amended and Restated Plan at the Special Meeting held on October 26, 2006. A copy of the Press Release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

3.1	—	Amended and Restated Certificate of Incorporation of Crosstex Energy, Inc., dated as of October 30, 3006.

10.1	—	Crosstex Energy, Inc. Amended and Restated Long-Term Incentive Plan, effective as of September 6, 2006.

99.1	—	Press Release dated October 26, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.
Date: October 31, 2006	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
3.1	—	Amended and Restated Certificate of Incorporation of Crosstex Energy, Inc., dated as of October 30, 3006.

10.1	—	Crosstex Energy, Inc. Amended and Restated Long-Term Incentive Plan, effective as of September 6, 2006.

99.1	—	Press Release dated October 26, 2006.

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